Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re:	Chapter 11 Case No.

Lehman Brothers Holdings Inc., et al.,	08-13555

Debtors.

MONTHLY OPERATING REPORT

JULY 2010

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

SCHEDULE OF PROFESSIONAL FEE AND EXPENSE DISBURSEMENTS

DEBTORS’ ADDRESS:	LEHMAN BROTHERS HOLDINGS INC.
c/o WILLIAM J. FOX
1271 AVENUE OF THE AMERICAS
35th FLOOR
NEW YORK, NY 10020

DEBTORS’ ATTORNEYS:	WEIL, GOTSHAL & MANGES LLP
c/o SHAI WAISMAN
767 FIFTH AVENUE
NEW YORK, NY 10153

REPORT PREPARER:	LEHMAN BROTHERS HOLDINGS INC., A DEBTOR IN POSSESSION (IN THE SOUTHERN DISTRICT OF NEW YORK)

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

Lehman Brothers Holdings Inc.

Date: August 13, 2010	By:	/s/ William J. Fox
William J. Fox
Executive Vice President

Indicate if this is an amended statement by checking here:        AMENDED STATEMENT ☐

TABLE OF CONTENTS

Schedule of Debtors	3

Lehman Brothers Holdings Inc. (“LBHI”) and Other Debtors and Other Controlled Subsidiaries
Basis of Presentation — Schedule of Cash Receipts and Disbursements	4
Schedule of Cash Receipts and Disbursements	5

LBHI
Basis of Presentation — Schedule of Professional Fee and Expense Disbursements	7
Schedule of Professional Fee and Expense Disbursements	8

SCHEDULE OF DEBTORS

The following entities have filed for bankruptcy in the Southern District of New York:

	Case No.	Date Filed
Lead Debtor:
Lehman Brothers Holdings Inc. (“LBHI”)	08-13555	9/15/2008

Related Debtors:
LB 745 LLC	08-13600	9/16/2008
PAMI Statler Arms LLC(1)	08-13664	9/23/2008
Lehman Brothers Commodity Services Inc. (“LBCS”)	08-13885	10/3/2008
Lehman Brothers Special Financing Inc. (“LBSF”)	08-13888	10/3/2008
Lehman Brothers OTC Derivatives Inc. (“LOTC”)	08-13893	10/3/2008
Lehman Brothers Derivative Products Inc. (“LBDP”)	08-13899	10/5/2008
Lehman Commercial Paper Inc. (“LCPI”)	08-13900	10/5/2008
Lehman Brothers Commercial Corporation (“LBCC”)	08-13901	10/5/2008
Lehman Brothers Financial Products Inc. (“LBFP”)	08-13902	10/5/2008
Lehman Scottish Finance L.P.	08-13904	10/5/2008
CES Aviation LLC	08-13905	10/5/2008
CES Aviation V LLC	08-13906	10/5/2008
CES Aviation IX LLC	08-13907	10/5/2008
East Dover Limited	08-13908	10/5/2008
Luxembourg Residential Properties Loan Finance S.a.r.l	09-10108	1/7/2009
BNC Mortgage LLC	09-10137	1/9/2009
LB Rose Ranch LLC	09-10560	2/9/2009
Structured Asset Securities Corporation	09-10558	2/9/2009
LB 2080 Kalakaua Owners LLC	09-12516	4/23/2009
Merit LLC	09-17331	12/14/2009
LB Somerset LLC	09-17503	12/22/2009
LB Preferred Somerset LLC	09-17505	12/22/2009

(1)         On May 26, 2009, a motion was filed on behalf of Lehman Brothers Holdings Inc. seeking entry of an order pursuant to Section 1112(b) of the Bankruptcy Code to dismiss the Chapter 11 Case of PAMI Statler Arms LLC, with a hearing to be held on June 24, 2009.  On June 19, 2009, the motion was adjourned without a date for a continuation hearing.

The Chapter 11 case of Fundo de Investimento Multimercado Credito Privado Navigator Investimento No Exterior (Case No: 08-13903) has been dismissed.

The Chapter 11 case of Lehman Brothers Finance SA (Case No: 08-13887) has been dismissed.

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”), AND OTHER DEBTORS AND OTHER CONTROLLED ENTITIES

BASIS OF PRESENTATION

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

JULY 1, 2010 TO JULY 31, 2010

The information and data included in this Monthly Operating Report (“MOR”) are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”).  The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, including LAMCO LLC (“LAMCO”), and excludes, among other things, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Securities Investor Protection Act.  LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”.  The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure.  The Debtors have prepared this MOR, as required by the Office of the United States Trustee, based on the information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects.  This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.     This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s reports that were filed with the United States Securities and Exchange Commission.

2.     This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.     The beginning and ending balances include cash in demand-deposit accounts (DDA), money-market funds (MMF), treasury bills, and other investments.

4.     Beginning and ending cash balances are based on preliminary closing numbers and are subject to adjustment.

5.     Beginning and ending cash balances exclude cash that has been posted as collateral for hedging activity.

6.     Beginning and ending cash balances exclude cash related to LBHI’s wholly-owned indirect subsidiaries Aurora Bank FSB (formerly known as Lehman Brothers Bank FSB), Woodlands Commercial Bank (formerly known as Lehman Brothers Commercial Bank), LBTC Transfer Inc. (formerly known as Lehman Brothers Trust Company N.A.), and Lehman Brothers Trust Company of Delaware.

7.     Cash pledged on, or prior to, September 15, 2008 by the Company in connection with certain documents executed by the Company and various financial institutions has been excluded from this report.

8.     Intercompany transfers between Lehman entities are listed as disbursements for the paying entity and receipts for the receiving entity.

9.     LB I Group (“LB1Grp”) and Property Asset Management Inc. (“PAMI”) have been broken out separately under Other Controlled Entities on this MOR.  In previous MORs, LB1 Grp and PAMI cash balances and flows were reflected under the Other column under Other Controlled Entities.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements (a)

July 1, 2010 - July 31, 2010

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

	Debtor Entities										Other Controlled Entities (b)					Total Debtors and Other
	LBHI	LBSF	LBCS	LOTC	LCPI	LBCC	LBFP	LBDP	Other	Total	LAMCO	LB1 Grp	PAMI	Other	Total	Controlled Entities
Beginning Cash & Investments (7/1/10)	$2,075	$7,355	$1,531	$239	$3,327	$466	$424	$387	$11	$15,816	$55	$661	$51	$2,340	$3,107	$18,922
Sources of Cash:
Corporate
LAMCO Management Fees (c)	—	—	—	—	—	—	—	—	—	—	40	—	—	—	40	40
Repayment of Advances to Aurora (d)	42	—	—	—	—	—	—	—	—	42	—	—	—	—	—	42
Compensation and Benefits Reimbursements (e)	5	—	—	—	—	—	—	—	—	5	—	—	—	—	—	5
Asset Sales (f)	2	—	—	—	8	—	—	—	—	11	—	—	—	—	—	11
Other Receipts (g)	11	4	1	—	2	—	—	—	1	19	—	—	—	3	3	22
Derivatives (h)	1	196	90	1	—	25	1	—	—	313	—	—	—	—	—	313
Loans (i)	1	—	—	—	263	—	—	—	—	263	—	—	—	—	—	263
Principal Investing / Private Equity (j)	12	—	—	—	25	—	—	—	—	37	—	160	1	—	161	198
Real Estate (k)	8	—	—	—	12	—	—	—	—	21	—	—	—	—	—	21
Asia	—	—	—	—	—	—	—	—	—	—	—	—	—	22	22	22
South America	—	—	—	—	—	—	—	—	—	—	—	—	—	4	4	4
Inter-Company Transfers	6	—	5	—	6	—	—	—	—	16	—	2	—	3	5	21
Total Sources of Cash	88	200	96	1	317	25	1	—	1	727	40	162	1	32	235	962
Uses of Cash:
Corporate
LAMCO Management Fees (c)	(40)	—	—	—	—	—	—	—	—	(40)	—	—	—	—	—	(40)
Compensation and Benefits (l)	(20)	—	—	—	—	—	—	—	—	(20)	(7)	—	—	(1)	(7)	(28)
Professional Fees (m)	(34)	—	—	—	—	—	—	—	—	(34)	—	—	—	—	—	(34)
Other Operating Expenses (n)	(10)	—	—	—	—	—	—	—	—	(10)	(1)	—	—	(1)	(2)	(11)
Other Non-Operating Expenses (o)	(38)	—	—	—	—	—	—	—	—	(38)	(1)	—	—	—	(1)	(39)
Derivatives (p)	—	(89)	—	—	—	—	(2)	—	—	(91)	—	—	—	—	—	(91)
Loans (q)	(1)	—	—	—	(87)	—	—	—	—	(89)	—	—	—	—	—	(89)
Principal Investing / Private Equity (r)	—	—	—	—	—	—	—	—	—	—	—	(12)	—	—	(12)	(12)
Real Estate (s)	(16)	—	—	—	(225)	—	—	—	—	(241)	—	—	(14)	—	(14)	(254)
Asia	—	—	—	—	—	—	—	—	—	—	—	—	—	(4)	(4)	(4)
South America	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Inter-Company Transfers	(12)	—	—	—	—	—	—	—	—	(12)	—	—	(3)	(5)	(8)	(20)
Total Uses of Cash	(171)	(89)	—	—	(312)	—	(2)	—	—	(574)	(9)	(12)	(17)	(10)	(48)	(622)
Net Cash Flow	(83)	111	96	1	4	25	(1)	—	1	153	31	150	(16)	22	187	340
FX Fluctuation (t)	2	—	—	—	4	—	—	—	—	6	—	—	—		—	6
Ending Cash & Investments (7/31/10) (u)	$1,994	$7,466	$1,627	$240	$3,336	$490	$423	$387	$12	$15,975	$85	$811	$35	$2,362	$3,293	$19,268

Totals may not foot due to rounding.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements (a)

July 1, 2010 - July 31, 2010

Notes

(a) Includes cash and investment flows for all Debtors and Other Controlled Entities globally.  Corporate, Derivatives, Loans, Principal Investing/Private Equity and Real Estate activity includes bank accounts that are managed and reconciled by Lehman US and European operations.  Asia and South America activity includes bank accounts that are managed and reconciled by Lehman Asian and South American operations.

(b) Other Controlled Entities include Non-Debtor entities which are under the control of LBHI, except for cash activity associated with Aurora Bank, Woodlands Commercial Bank, LBTC Transfer Inc. (f/k/a Lehman Brothers Trust Company N.A.), and Lehman Brothers Trust Company of Delaware, which is not reflected in this schedule.

(c) Reflects payment for LAMCO services for Q3 2010.

(d) Reflects repayment of advances made to Aurora Bank for the court approved advance receivables facility.

(e) Reflects repayment of advances for payroll and benefits disbursements made on behalf of LAMCO LLC and Woodlands Commercial Bank.

(f) Reflects $9 million from the sale of aircraft and $2 million from the sale of artwork.

(g) Primarily reflects $12 million of interest income and $8 million from the redemption of cash in an escrow account for the restricted stock program.

(h) Primarily reflects settlements from counterparties and the return of $94 million of collateral posted for hedging.

(i) Primarily reflects principal and interest payments from borrowers, of which a portion will be distributed to syndicated loan participants (see footnote q).

(j) Primarily reflects redemptions, distributions and/or proceeds from the sale of investments.

(k) Primarily reflects principal and interest payments received from real estate investments.

(l) Compensation and Benefits includes fees paid to Alvarez & Marsal as interim management. A portion of the $20 million related to LBHI will be subject to cost allocation to various Lehman legal entities.

(m) A portion of the $34 million related to LBHI will be subject to cost allocation to various Lehman legal entities.

(n) Primarily reflects expenses related to occupancy, Transition Services Agreement, taxes, insurance, and infrastructure costs.  A portion of the $10 million related to LBHI will be subject to cost allocation to various Lehman legal entities.

(o) Primarily reflects the return of funds received in error by the Company.

(p) Primarily reflects collateral posted for hedging and payments on live trades.

(q) Primarily reflects principal and interest distributed to syndicated loan participants where Lehman acts as agent.

(r) Primarily reflects capital calls on investments.

(s) Primarily reflects a payment made for the restructuring of Rosslyn LB that was authorized by the court.

(t) Reflects fluctuation in value in foreign currency bank accounts.

(u) Ending Cash and Investment balances include approximately $3.4 billion in commingled and segregated accounts associated with pledged assets, court ordered segregated accounts, funds administratively held by banks, and other identified funds which may not belong to the Debtors or Other Controlled Entities.  These amounts are preliminary and estimated as follows:  Debtors - LBHI $437 million, LBSF $610 million, LBCS $42 million, LCPI $2.2 billion, LBCC $5 million, Lehman Scottish Finance $2 million; and non-Debtors $73 million, and are subject to adjustment.  Ending Cash and Investment balances exclude approximately $586 million of cash posted as collateral for hedging activity, prior to the recognition of any gains or losses, broken down as follows: LBSF $552 million, LBFP $22 million, LBCC $9 million, LBHI $2 million, and LBCS $1 million.

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”), AND OTHER DEBTORS

BASIS OF PRESENTATION

SCHEDULE OF PROFESSIONAL FEE AND EXPENSE DISBURSEMENTS

DATED FROM FILING DATE TO JULY 31, 2010

The information and data included in this Monthly Operating Report (“MOR”) are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”).  The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, including LAMCO LLC (“LAMCO”), and excludes, among other things, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Securities Investor Protection Act.  LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”.  The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure.  The Debtors have prepared this MOR, as required by the Office of the United States Trustee, based on the information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects.  This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.               This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s annual and quarterly reports that were filed with the United States Securities and Exchange Commission.

2.               This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.               The professional fee disbursements presented in this report reflect the date of actual cash payments to professional service providers.  The Debtors have incurred additional professional fee expenses during the reporting period that will be reflected in future MORs, as cash payments are made to providers.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors

Schedule of Professional Fee and Expense Disbursements (a)

July 2010

Unaudited ($ in thousands)

			Filing Date
		July-2010	Through July-2010 (b)
Debtors - Section 363 Professionals
Alvarez & Marsal LLC	Interim Management	$14,401	$326,029
Kelly Matthew Wright	Art Consultant and Auctioneer	—	64
Natixis Capital Markets Inc.	Derivatives Consultant	—	9,310
Debtors - Section 327 Professionals
Bingham McCutchen LLP	Special Counsel - Tax	443	13,244
Bortstein Legal LLC	Special Counsel - IT and Other Vendor Contracts	82	3,354
Curtis, Mallet-Prevost, Colt & Mosle LLP	Special Counsel - Conflicts	689	18,828
Dechert LLP	Special Counsel - Real Estate	172	172
Discover Ready LLC	eDiscovery Services	—	9,500
Ernst & Young LLP	Audit and Tax Services	—	1,520
Gibson Dunn & Crutcher LLP	Special Counsel - Real Estate	311	311
Hudson Global Resources	Contract Attorneys	232	4,550
Huron Consulting	Tax Services	—	2,145
Jones Day	Special Counsel - Asia and Domestic Litigation	2,543	32,739
Kasowitz, Benson, Torres & Friedman	Special Counsel - Litigation	20	275
Latham & Watkins LLP	Special Counsel - Real Estate	166	166
Lazard Freres & Co.	Investment Banking Advisor	161	23,059
McKenna Long & Aldridge LLP	Special Counsel - Commercial Real Estate Lending	—	3,863
O’Neil Group	Tax Services	125	384
Pachulski Stang Ziehl & Jones	Special Counsel - Real Estate	213	1,380
Pricewaterhouse Coopers LLP	Tax Services	580	580
Reilly Pozner LLP	Special Counsel - Mortgage Litigation and Claims	244	3,236
Simpson Thacher & Bartlett LLP	Special Counsel - SEC Reporting, Asset Sales, and Congressional Testimony	—	2,431
Weil Gotshal & Manges LLP	Lead Counsel	11,686	212,273
Windels Marx Lane & Mittendorf, LLP	Special Counsel - Real Estate	180	1,637
Debtors - Claims and Noticing Agent
Epiq Bankruptcy Solutions LLC	Claims Management and Noticing Agent	—	8,282
Creditors - Section 327 Professionals
FTI Consulting Inc.	Financial Advisor	3,622	35,774
Houlihan Lokey Howard & Zukin Capital Inc.	Investment Banking Advisor	331	8,324
Milbank Tweed Hadley & McCloy LLP	Lead Counsel	4,623	61,079
Quinn Emanuel Urquhart Oliver & Hedges LLP	Special Counsel - Conflicts	1,483	9,235
Richard Sheldon, Q.C.	Special Counsel - UK	—	105
Examiner - Section 327 Professionals
Duff & Phelps LLC	Financial Advisor	55	39,403
Jenner & Block LLP	Examiner	118	54,605
Fee Examiner
Feinberg Rozen LLP	Fee Examiner	503	1,904
Brown Greer Plc	Fee and Expense Analyst	—	197
Total Non-Ordinary Course Professionals		42,979	889,957
Debtors - Ordinary Course Professionals		1,427	26,797
US Trustee Quarterly Fees		135	877
Total Professional Fees and UST Fees (c)		$44,541	$917,631

(a)          All professional fees have been paid by LBHI; however, a portion has been charged back to debtor and non-debtor subsidiaries based on the direct costs associated with each entity and an allocation methodology.

(b)         The figures reflected in this table represent cash disbursements from LBHI’s filing date through the end of July 2010.  The figures do not include accruals.

(c)          Excludes professional services rendered on behalf of non-debtor entities which are invoiced separately.